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                                                                    Exhibit 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement
(Form S-8) pertaining to the Lockheed Martin 1995 Omnibus Performance Award Plan of our report dated January 21, 2002, with respect to the consolidated financial statements of Lockheed Martin Corporation included in its Annual Report
(Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                                       /s/ Ernst & Young LLP

McLean, Virginia
March 4, 2001